 Exhibit 10.4

THIRD AMENDMENT TO LOAN AGREEMENT

This Third Amendment to Loan Agreement (the “Third Amendment”) is made as of the 8th day of May, 2015, by and between NAVIDEA BIOPHARMACEUTICALS, INC., a Delaware corporation (the “Borrower”), and PLATINUM-MONTAUR LIFE SCIENCES, LLC, a Delaware limited liability company (the “Lender”).

WHEREAS, pursuant to a Loan Agreement, dated as of July 25, 2012, by and between the Borrower and the Lender (the “Loan Agreement”), the Lender extended a Term Loan to the Borrower;

WHEREAS, the Loan Agreement was amended as of June 25, 2013, in connection with a loan to the Borrower by General Electric Capital Corporation;

WHEREAS, the Loan Agreement was further amended as of March 4, 2014, in connection with a loan to the Borrower by Oxford Finance LLC (the “Second Amendment”), and a Subordination Agreement of even date among the Borrower, the Lender and Oxford Finance LLC (the “Oxford Subordination Agreement”);

WHEREAS, the Borrower has entered into a Term Loan Agreement dated as of May 8, 2015 (the “CRG Loan Agreement”) with Capital Royalty Partners II L.P., Capital Royalty Partners II – Parallel Fund “A” L.P. and Parallel Investment Opportunities Partners II L.P. (collectively, the “CRG Lenders”), a portion of the proceeds of which will be applied to discharge Borrower’s Indebtedness to Oxford Finance LLC; and

WHEREAS, the Borrower and the Lender desire to amend certain terms of the Loan Agreement to, among other things, reflect the discharge of Borrower’s Indebtedness to Oxford Finance LLC, the Borrower incurring new Indebtedness pursuant to the CRG Loan Agreement, the termination of the Oxford Subordination Agreement, and the entry into a Subordination Agreement among the Borrower, the Lender and the CRG Lenders (the “Subordination Agreement”), on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE ONE
DEFINITIONS; REPRESENTATIONS; CONSENT

Section 1.1           Terms Defined.

Unless otherwise defined herein, capitalized terms used herein shall have the same meanings given in the Loan Agreement, as amended.

Section 1.2           Representations and Warranties of the Borrower.

1.2.1       The representations and warranties of the Borrower made in the Loan Documents remain true and accurate and the covenants of the Borrower under the Loan Documents are hereby reaffirmed as of the date hereof.

1.2.2       The Borrower has performed, in all material respects, all obligations to be performed by it to date under the Loan Documents and no Event of Default exists thereunder or an event which, with the passage of time or giving of notice or both, would constitute an Event of Default.

1.2.3       The execution, delivery and performance of this Third Amendment and any and all documents and instruments relating hereto of even or approximate date as this Amendment (collectively, and including the Third Amended Note (as defined below), the “Third Amendment Documents”), are within the power and authority of the Borrower and are not in contravention of the Borrower’s Certificate of Incorporation or Bylaws, or the terms of any other documents, instruments, agreements or undertakings to which the Borrower is a party or by which the Borrower is bound. To the best of the Borrower’s knowledge, no approval of any person, corporation, governmental body or other entity not provided herewith is a prerequisite to the execution, delivery and performance by the Borrower of the Third Amendment Documents or any of the documents submitted to the Lender in connection with the Third Amendment Documents, to ensure the validity or enforceability thereof.

1.2.4       When executed on behalf of the Borrower, the Third Amendment Documents will constitute the legally binding obligations of the Borrower, enforceable in accordance with their terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now existing or hereafter enacted relating to or affecting the enforcement of creditors’ rights generally, and the enforceability may be subject to limitations based on general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

1.2.5       As of April 30, 2015, the Borrower has outstanding, on a fully-diluted basis (assuming conversion or exercise in full of all outstanding warrants, convertible preferred stock, options and other common stock equivalents) 177,473,065 shares of Common Stock. The fully diluted outstanding share capitalization of the Borrower has not materially changed since such date.

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Section 1.3           Consent to CRG Loan Documents

Upon and as of the Effective Date, the Lender hereby consents to the terms and conditions of the CRG Loan Agreement and the “Loan Documents” as defined therein, each in substantially the forms attached hereto as Exhibit A as the same may be hereafter amended consistent with the terms of the Subordination Agreement, including amendments to increase the principal amount of the Senior Debt (as defined in the Subordination Agreement) to the extent permitted in the definition thereof, and the incurrence of Indebtedness and granting of Liens contemplated thereby.

ARTICLE TWO
AMENDMENTS

Section 2.1           Amendments to Defined Terms.

(a)          Upon and as of the Effective Date, the following paragraph shall be inserted at the top of the first page of the Loan Agreement:

“This instrument and the indebtedness, rights and obligations evidenced hereby and any liens or other security interests securing such rights and obligations are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (as amended, restated, supplemented or modified from time to time, the “Subordination Agreement”) dated on or about the date hereof, by and among the Subordinated Creditor identified therein and with Capital Royalty Partners II L.P., Capital Royalty Partners II – Parallel Fund “A” L.P. and Parallel Investment Opportunities Partners II L.P. to certain indebtedness, rights, and obligations of Navidea Biopharmaceuticals, Inc. to Senior Creditor Agent and Senior Creditor (each as defined therein) and liens and security interests of Senior Creditor Agent securing the same all as described in the Subordination Agreement; and each holder and transferee of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.”

(b)          Upon and as of the Effective Date, the definition of “Applicable Rate” in Section 1.1 of the Loan Agreement shall be amended to read in its entirety as follows:

“Applicable Rate” means the greatest of (i) the United States prime rate as reported in The Wall Street Journal plus 6.75%, (ii) 10.0% and (iii) the highest rate of interest then payable by the Borrower pursuant to the CRG Loan Documents plus 12.5 basis points (0.125%); provided, that, the Applicable Rate shall be adjusted immediately to correspond with each change in the prime rate or the highest rate of interest then payable by the Borrower pursuant to the CRG Loan Documents.

(c)          Upon and as of the Effective Date, the following definition of “Convertibility Date” shall be added to Section 1.1 of the Loan Agreement:

“Convertibility Date” means the first Business Day following the date on which the average of the daily VWAP for ten (10) preceding Trading Days exceeds $2.53 per share (as adjusted for splits, combinations and the like).

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(d)          Upon and as of the Effective Date, the definition of “Oxford Loan Agreement” in Section 1.1 of the Loan Agreement shall be deleted in its entirety, and replaced by the following:

“CRG Loan Agreement” means the Term Loan Agreement, dated as of May 8, 2015, by and among the Borrower, the other loan parties from time to time party thereto, and the lenders from time to time party thereto, as it may be amended, restated, supplemented, refinanced or otherwise modified from time to time.

(e)          Upon and as of the Effective Date, the definition of “Oxford Loan Documents” in Section 1.1 of the Loan Agreement shall be deleted in its entirety, and replaced by the following:

“CRG Loan Documents” means the CRG Loan Agreement and the “Loan Documents” referred to therein, as each may be amended, restated, supplemented, refinanced or otherwise modified from time to time.

(f)          Upon and as of the Effective Date, the definition of “Draw Loan Maturity Date” in Section 1.1 of the Loan Agreement shall be amended to read in its entirety as follows:

“Draw Loan Maturity Date” means with respect to each Draw, the day that is the earlier of (a) two (2) years following the day such Draw was funded by the Lender and (b) six (6) months following the CRG Maturity Date; provided, that in no event shall the Draw Loan Maturity Date for any Draw occur prior to the earlier of (a) six (6) months following the CRG Maturity Date and (b) the Subordination Termination Date (as defined in the Subordination Agreement).

(g)          Upon and as of the Effective Date, the definition of “Permitted Liens” in Section 1.1 of the Loan Agreement shall be amended to read in its entirety as follows:

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“Permitted Liens” mean (i) any Liens held by Lender or Affiliates of Lender at any time after the termination of the Subordination Agreement, (ii) Liens for unpaid taxes that either are not yet delinquent, or do not constitute an Event of Default hereunder and are the subject of a Permitted Contest, (iii) Liens securing Indebtedness incurred pursuant to the CRG Loan Documents, (iv) the interests of lessors under any lease of real property in the ordinary course of business, (v) Liens securing purchase money Indebtedness or the interests of lessors under Capital Leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness, provided that (x) such Liens exist prior to the acquisition of, or attach substantially simultaneous with, or within 20 days after, the acquisition, repair, improvement or construction of, such property financed by such Indebtedness and (y) such Liens do not extend to any Property of a Loan Party other than the Property (and proceeds thereof) acquired or built, or the improvements or repairs, financed by such Indebtedness,(vi) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, or laborers, incurred in the ordinary course of Borrower’s business and not in connection with the borrowing of money, and which Liens either (A) are for sums not yet delinquent, or (B) are the subject of Permitted Contests, (vii) Liens arising from pledges or deposits made in the ordinary course of business in connection with obtaining worker’s compensation or other unemployment insurance, (viii) Liens or pledged or deposits to secure performance of bids, tenders, leases (other than capital leases), sales or other trade contracts incurred in the ordinary course of Borrower’s business and not in connection with the borrowing of money, (ix) Liens granted as security for surety, customs, reclamation or performance bonds, or judgment or appeal bonds, in each case in connection with obtaining such bonds in the ordinary course of Borrower’s business, (x) Liens resulting from any judgment or award that is not an Event of Default hereunder, (xi) Liens related to any Permitted Acquisition, to the extent such Liens encumber only the assets acquired in such Permitted Acquisition, (xii) Liens of a collection bank on items in the course of collection arising under Section 4-208 of the UCC, (xiii) Liens arising by reason of zoning restrictions, easements, licenses, reservations, restrictions, covenants, rights-of-way, encroachments, minor defects or irregularities in title (including leasehold title) and other similar encumbrances on the use of real property that do not materially (x) impair the value or marketability of such real property or (y) interfere with the ordinary conduct of the business conducted and proposed to be conducted at such real property; and (xiv) non-exclusive licenses of the intellectual property of the Borrower or any Subsidiary of the Borrower that do not restrict the applicable licensor’s ability to grant a lien on, assign or otherwise transfer such license or any intellectual property.

(h)          Upon and as of the Effective Date, the definition of “Subordination Agreement” in Section 1.1 of the Loan Agreement shall be deleted in its entirety, and replaced by the following:

“Subordination Agreement” means the Subordination Agreement, dated as of May 8, 2015, among the Lender and Capital Royalty Partners II L.P., Capital Royalty Partners II – Parallel Fund “A” L.P. and Parallel Investment Opportunities Partners II L.P., and consented to by the Borrower and the Subsidiaries of the Borrower from time to time party thereto.

(i)           Upon and as of the Effective Date, the following definition of “CRG Maturity Date” shall be added to Section 1.1 of the Loan Agreement:

“CRG Maturity Date” means “Maturity Date” as defined in the CRG Loan Agreement as in effect on May 8, 2015.

Section 2.2           Amendment to Section 2.2(b).

Upon and as of the Effective Date, Section 2.2(b) of the Loan Agreement shall be amended to read in its entirety as follows:

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(b)          Interest shall accrue on the unpaid aggregate principal balance of each Draw at an interest rate per annum, subject to the terms and conditions hereof, equal to the Applicable Rate per annum, and shall compound monthly. All interest accruing on each Draw shall be due and payable on each Payment Date; provided, however, in no event shall interest be payable in cash if such payment would violate the terms of the Subordination Agreement, including, without limitation, Section 2.1 thereof.

Section 2.3           Amendment to Section 2.2 (f).

Upon and as of the Effective Date, Section 2.2(f) of the Loan Agreement shall be amended to read in its entirety as follows:

(f)          Notwithstanding anything to the contrary contained herein, the Lender shall have no obligation to fund any Draw hereunder (i) upon and after the occurrence of an Event of Default or an “Event of Default” under and as defined in the CRG Loan Agreement that has not been waived by the CRG Lenders or (ii) upon and after the CRG Maturity Date.

Section 2.4           Amendment to Section 5.10.

Upon and as of the Effective Date, Section 5.10 of the Loan Agreement shall be amended to read in its entirety as follows:

The Borrower and each Guarantor (a) has an indefeasible interest in all personal property which it has an interest, free and clear of any Liens, except Permitted Liens, and (b) has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property whether now owned or hereafter acquired to be subject to a Lien, except Permitted Liens and agreements contained under the CRG Loan Documents. Neither Borrower nor any Guarantor owns any real property.

Section 2.5           Amendment to Section 7.1.

Upon and as of the Effective Date, Section 7.1(viii) of the Loan Agreement shall be amended to read in its entirety as follows:

(viii)      An event of default shall have occurred under any Indebtedness in excess of the amount of $1,000,000 of Borrower and/or any Guarantor on an aggregate basis and as a result thereof such Indebtedness shall have been accelerated and become due prior to the stated maturity thereof or is unpaid on the stated maturity thereof (other than Indebtedness incurred pursuant to the CRG Loan Documents);

Section 2.6           Amendment to Section 7.1.

Upon and as of the Effective Date, Section 7.1(x) of the Loan Agreement shall be amended to read in its entirety as follows:

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(x)          An event of default shall have occurred under the CRG Loan Documents, and as a result thereof the loans made under the CRG Loan Documents have become due prior to the stated maturity of such loans; and

Section 2.7           Amendment to Section 2.7(a).

Upon and as of the Effective Date, Section 2.7(a) of the Loan Agreement shall be amended to read in its entirety as follows:

(a)          Subject to Sections 2.7(c) and (e), with respect to any Draw heretofore or hereafter advanced hereunder, beginning on the Convertibility Date and thereafter at any time and from time to time while any portion of the principal, or unpaid interest accrued on such Draw, is outstanding (whether or not such Draw is outstanding as of the Convertibility Date), the Lender shall have the right, at Lender’s option, to convert all or any portion of the unpaid principal or unpaid interest accrued on such Draw (the “Conversion Amount”) into the number of shares of Borrower’s common stock (the “Common Stock”) computed by dividing the Conversion Amount by a conversion price equal to the lesser of (i) 90% of the lowest VWAP for the 10 Trading Days preceding the date of such conversion request, or (ii) the average VWAP for the 10 Trading Days preceding the date of such conversion request (the “Conversion Price”);

Section 2.8           Amendment to Section 2.7(b).

Upon and as of the Effective Date, Section 2.7(b) of the Loan Agreement shall be amended to read in its entirety as follows:

(b)          Subject to Sections 2.7(c) and (e), while the Subordination Agreement is in effect, if at any time following the later of the Triggering Event Date and the Convertibility Date, Borrower is required, without giving effect to the proviso in Section 3.2 hereof, to repay Lender any amount due under Section 3.2 of this Agreement (a “Revenue-Based Repayment”) but is prohibited by the Subordination Agreement from doing so, and Senior Creditor Agent (as defined in the Subordination Agreement), has not waived such prohibition in writing on behalf of itself and the Senior Creditor (as defined in the Subordination Agreement), Lender shall have the right, at Lender’s option to convert all or any portion of Revenue-Based Repayment (the “Conversion Amount”) into Common Stock at the Conversion Price;

Section 2.9           Amendment to Section 2.7(c).

Upon and as of the Effective Date, the reference to 23,906,000 shares of Common Stock in Section 2.7(c) shall be deemed amended to 30,100,000 shares of Common Stock.

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Section 2.10         Amendment and Restatement of Note.

Upon and as of the Effective Date, the Promissory Note shall be amended and restated, in the form attached hereto as Exhibit B (the “Third Amended Note”), and all references in the Loan Documents to the Note or Notes shall be deemed to mean and refer to the Third Amended Note.

ARTICLE THREE
CLOSING CONDITIONS

Section 3.1           Closing Conditions.

The obligation of the Lender to execute and deliver this Amendment is subject to fulfillment of the following conditions precedent:

(i)          the Borrower shall have executed and delivered to the Lender this Amendment and all other Amendment Documents applicable to it, including the Third Amended Note;

(ii)        all representations and warranties of the Borrower shall be true and correct and no material adverse change shall have occurred in the business, condition (financial or otherwise) or prospects of the Borrower, from the date of the most recent financial statements of the Borrower delivered to the Lender;

(iii)        the Lender shall have received evidence of the repayment in full, and release of all liens securing, the Indebtedness of the Borrower and the Subsidiaries of the Borrower to Oxford; and

(iv)        the Lender shall have received evidence of the execution and delivery of the CRG Loan Agreement and the “Loan Documents” referred to therein, and the CRG Lenders shall have committed, subject to the terms of the CRG Loan Agreement, to fund Indebtedness thereunder in a gross amount of not less than $50,000,000 contemporaneously with this Amendment becoming effective.

Section 3.2           Effective Date.

This Amendment shall become effective as of the date first above written upon evidence satisfactory to the Lender that all of the foregoing closing conditions have been satisfied (the “Effective Date”).

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ARTICLE FOUR
MISCELLANEOUS

Section 4.1           Loan Documents

The Borrower shall deliver this Third Amendment and all other Third Amendment Documents to the Lender and those documents shall be included in the term the “Loan Documents” in the Loan Agreement. The provisions of the Loan Documents, as modified herein, shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

Section 4.2           Survival of Representations and Warranties.

All agreements, representations and warranties contained in the Loan Documents shall survive the execution and delivery of this Amendment, and any investigation at any time made by or on behalf of the Lender.

Section 4.3           Expenses.

The Borrower agrees, regardless of whether or not the transactions contemplated hereby shall be consummated, to pay all reasonable expenses incurred by the Lender incident to such transactions in the preparation of documentation relating thereto, including without limitation fees and disbursements of the Lender’s counsel incurred in connection with this Amendment and the Subordination Agreement.

Section 4.4           General.

The Borrower shall execute and deliver such additional documents and instruments and shall do such other acts as the Lender may reasonably require in order to implement this Amendment fully. This Amendment may be executed in counterparts by the Borrower and the Lender, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be executed by their duly authorized agents as of the date first above written.

Borrower:

NAVIDEA BIOPHARMACEUTICALS, INC.

By:	/s/ Brent L. Larson
	Name:	Brent L. Larson
	Title:	EVP/CFO

Lender:

PLATINUM-MONTAUR LIFE SCIENCES, LLC

By:	/s/ David Steinberg
	Name:	David Steinberg
	Title:	Authorized Signatory